EXHIBIT 32.2

PCM, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of PCM, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Brandon H. LaVerne, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

March 15, 2016

/s/ Brandon H. LaVerne
Brandon H. LaVerne
Chief Financial Officer